Exhibit 10.2
AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of April 11, 2025 (this “Agreement”), is entered into by and among MAMMOTH ENERGY SERVICES, INC., a Delaware corporation, as the Borrower, the other Loan Parties party hereto, and FIFTH THIRD BANK, NATIONAL ASSOCIATION, as the Agent and sole Lender.
RECITALS
WHEREAS, reference is made to that certain Credit Agreement, dated as of October 16, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”; the Existing Credit Agreement as amended and otherwise modified by this Agreement, the “Amended Credit Agreement”), by and among Mammoth Energy Services, Inc., as the Borrower, the other Loan Parties from time to time party thereto, and Fifth Third Bank, National Association, as the Agent and sole Lender;
WHEREAS, the Borrower has requested that the Agent and sole Lender agree to certain amendments to the Existing Credit Agreement, as more fully described herein; and
WHEREAS, the Agent and sole Lender are willing to make the requested amendments, in each case, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:
1.Definitions; Interpretation. Capitalized terms used in this Agreement, including the introductory paragraph and recitals hereto, and not otherwise defined herein, shall have the meanings ascribed thereto in the Amended Credit Agreement. Section 1.4 (Other Definitional Provisions and References) of the Amended Credit Agreement is incorporated herein by reference mutatis mutandis.
2.Amendments; Consent to Infrastructure Division Sale. Subject to the terms and conditions set forth herein, including the satisfaction of each condition set forth in Section 3 below, and in reliance on the representations, warranties, covenants and agreements of the Borrower and the other Loan Parties set forth herein:
(a)Amendments.
(i)The Existing Credit Agreement is amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underlined text) as set forth on Annex A hereto.
(ii)The Exhibits to the Existing Credit Agreement are amended to amend and restate Exhibit 7.1(b) (Borrowing Base Certificate) of the Existing Credit Agreement as set forth on Annex B hereto.
(b)Infrastructure Division Sale. Notwithstanding anything to the contrary set forth in the Credit Agreement, including Section 5.1 (Dispositions) thereof, the Agent and sole Lender hereby consents to the disposition of 100% of the Equity Interests and assets of 5 Star Electric LLC, Higher Power Electrical LLC and Python Equipment, LLC to Peak Utility Services Group, Inc.; provided that at
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the time such disposition is consummated (a) no Default or Event of Default has occurred and is continuing or would result therefrom, (b) such disposition is made on substantially the same terms as set forth in that certain Equity Interest Purchase Agreement, a draft of which was delivered to the Agent’s counsel (Alston & Bird LLP) on April 10, 2025, (c) the aggregate consideration for such disposition shall be no less than $113,349,963.48, (d) not less than 100% of the aggregate consideration for such disposition shall be paid in cash, and such consideration shall be for the fair market value of all Equity Interests and underlying assets so sold, (e) the assets owned by 5 Star Electric LLC, Higher Power Electrical LLC and Python Equipment, LLC on the date of such disposition shall be substantially the same as those assets owned by such Persons on December 31, 2024, and (f) such disposition shall occur no later than April 11, 2025 (or such later date as may agreed to by Agent in its sole discretion).
3.Conditions to Effectiveness. This Agreement shall become effective as of the first date upon which each of the following conditions is satisfied or waived in writing by the Agent and each Lender:
(a)Delivery of Documents. The Agent shall have received executed counterparts of this Agreement signed by all the parties hereto.
(b)Representations and Warranties; No Default. Each representation or warranty by any Loan Party contained herein or in any other Loan Document shall be true and incorrect in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality or Material Adverse Effect in the text thereof), except to the extent that such representation or warranty expressly relates to an earlier date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (except that such material qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).
(c)No Defaults. Both immediately before and immediately after giving effect to this Agreement, no Event of Default shall have occurred and is continuing.
(d)Payment of Fees. Borrower shall have reimbursed the Agent for all fees, costs and expenses of closing presented as of the date hereof.
4.Representations, Warranties and Acknowledgments. To induce the Agent and the Lenders party hereto to enter into this Agreement, each Loan Party hereby:
(a)represents and warrants that (i) as of the date hereof, both immediately before and immediately after giving effect to this Agreement, each of the representations and warranties made by such Loan Party in or pursuant to the Loan Documents to which it is a party is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality or Material Adverse Effect in the text thereof), except to the extent that such representation or warranty expressly relates to an earlier date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (except that such material qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) and, in each case, except for changes therein expressly permitted or expressly contemplated hereby; (ii) as of the date hereof, both immediately before and immediately after giving effect to this Agreement and the transactions contemplated hereby, no Event of Default has occurred and is continuing; (iii) such Loan Party has the corporate or other organizational power and is duly authorized to enter into, deliver and

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perform its obligations under this Agreement; and (iv) each of this Agreement and the Amended Credit Agreement constitutes a valid and binding agreement or instrument of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar Laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
(b)acknowledges and agrees that (i) all of the terms and conditions set forth in the Amended Credit Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto, in each case, as modified by the terms of this Agreement, are incorporated herein by this reference as if set forth in full herein; (ii) except as expressly set forth herein, this Agreement is not intended, and should not be construed, as any kind of amendment, waiver, consent or other agreement related to, the Existing Credit Agreement or the other Loan Documents; (iii) except as expressly set forth herein, this Agreement shall not represent any amendment, waiver, consent or other agreement related to any future action of any Loan Party; (iv) except as expressly set forth herein, the Agent and Lenders reserve all of their respective rights under the Amended Credit Agreement and all other Loan Documents; (v) no right of offset, defense, counterclaim, recoupment, claim, cause of action or objection in favor of any Loan Party against the Agent or any Lender exists as of the date hereof arising out of or with respect to this Agreement, the Amended Credit Agreement or any other Loan Document; and (vi) the amendments and other agreements contained herein do not and shall not create (nor shall any Loan Party rely upon the existence of or claim or assert that there exists) any obligation of the Agent or any Lender to consider or agree to any future, amendment, waiver, consent or other agreement and, in the event the Agent or any Lender subsequently agrees to consider any future amendment, waiver, consent or other agreement, neither the amendment and other agreements contained herein nor any other conduct of the Agent or any Lender shall be of any force or effect on the Agent’s or any Lender’s consideration or decision with respect to any such requested amendment, waiver, consent or agreement, and neither the Agent nor any Lender shall have any obligation whatsoever to consider or agree to any future amendment, waiver, consent or other agreement;
(c)further acknowledges and agrees that neither this Agreement nor any document executed in connection herewith shall be deemed to constitute a refinancing, substitution or novation of the Existing Credit Agreement, any other Loan Document, the Obligations or any other obligations and liabilities thereunder; and
(d)reaffirms each of its agreements, covenants and undertakings set forth in the Amended Credit Agreement and each other Loan Document to which it is a party executed in connection therewith or pursuant thereto, including the validity and enforceability of any appointment of the Agent as its attorney-in-fact and/or proxy in accordance with the terms of the Security Agreement and any other Loan Document, as applicable, which appointment is irrevocable and coupled with an interest, in each case, as modified by the terms of this Agreement.
5.Effect. Except as expressly modified by this Agreement or in connection herewith, the Existing Credit Agreement and the other Loan Documents shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties to the Agent and Lenders, subject to the Legal Reservations. On and after the date hereof, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “Revolving Credit Agreement,” “thereunder,” “thereof” or words

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of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.
6.Miscellaneous. This Agreement constitutes a “Loan Document” for all purposes under the Amended Credit Agreement and the other Loan Documents. Sections 12.12 (Governing Law; Submission to Jurisdiction), 12.13 (Waiver of Jury Trial), and 12.15 (Counterparts; Integration) of the Credit Agreement are incorporated herein mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MAMMOTH ENERGY SERVICES, INC.
5 STAR ELECTRIC, LLC
ANACONDA MANUFACTURING LLC
AQUAWOLF LLC
BISON DRILLING AND FIELD SERVICES LLC
BISON TRUCKING LLC
BLACK MAMBA ENERGY LLC
COBRA ACQUISITIONS LLC
COBRA AVIATION SERVICES LLC
DIRE WOLF ENERGY SERVICES LLC
FALCON FIBER SOLUTIONS LLC
GREAT WHITE SAND TIGER LODGING LTD.
HIGHER POWER ELECTRICAL, LLC
LEOPARD AVIATION LLC
LION POWER SERVICES LLC
MAKO ACQUISITIONS LLC
MAMMOTH ENERGY INC.
MAMMOTH ENERGY PARTNERS LLC
MAMMOTH EQUIPMENT LEASING II LLC
MAMMOTH EQUIPMENT LEASING LLC
MR. INSPECTIONS LLC
MUSKIE PROPPANT LLC
ORCA ENERGY SERVICES LLC
PANTHER DRILLING SYSTEMS LLC
PIRANHA PROPPANT LLC
PREDATOR AVIATION LLC
PYTHON EQUIPMENT LLC
SAND TIGER HOLDINGS INC.
SEAWOLF ENERGY SERVICES LLC
SILVERBACK ENERGY LLC
SILVERBACK LOGISTICS LLC
SOUTH RIVER ROAD, LLC
STINGRAY CEMENTING AND ACIDIZING LLC
STINGRAY ENERGY SERVICES LLC
STINGRAY PRESSURE PUMPING LLC
STURGEON ACQUISITIONS LLC
TAYLOR FRAC, LLC
TAYLOR REAL ESTATE INVESTMENTS, LLC
TIGER SHARK LOGISTICS LLC
WOLVERINE SAND LLC

By: /s/ Mark Layton
Name: Mark Layton
Title: Chief Financial Officer

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FIFTH THIRD BANK, NATIONAL ASSOCIATION, as the Agent and sold Lender

By: /s/ James G. Zamborsky
Name: James G. Zamborsky
Title: Vice President

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